Exhibit 99.3

Financial Trends
Fourth Quarter 2025
January 22, 2026

Please direct inquiries to:

Jennifer Childe
Senior Vice President, Director of Investor Relations
(312) 444-3290 or jennifer.childe@ntrs.com

Trace Stegeman
Senior Financial Analyst, Investor Relations
(312) 630-1428 or trace.stegeman@ntrs.com

The historical financial results and trends reflected in this report are not indicative of future financial results and trends for Northern Trust Corporation. This report should be read in conjunction with the Corporation's Fourth Quarter 2025 earnings press release and periodic reports to the Securities and Exchange Commission, all of which contain additional information about factors that could affect the Corporation's future financial results and trends. The Corporation assumes no obligation to update this report.

TABLE OF CONTENTS

	1	7
	Financial Summary	Balance Sheet Mix Trends

	2	8
	Income Statement	Interest Rate Trends

	3	9
	Net Income Trends	Asset Quality

	4	10
	Reporting Segment Results	Trust Assets

	5	11
	Balance Sheet (EOP)	Reconciliation to FTE

	6	12
	Balance Sheet Trends	Reconciliation to FTE (Ratios)

Northern Trust Corporation
FINANCIAL SUMMARY
($ in Millions except per share information)
							2024				2025
	2021	2022	2023	2024	2025		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
						Profitability:
	$1,545.3	$1,336.0	$1,107.3	$2,031.1	$1,736.9	Net Income	$214.7	$896.1	$464.9	$455.4	$392.0	$421.3	$457.6	$466.0
						Earnings Allocated to Common and Potential
	1,490.6	1,282.4	1,053.9	1,972.4	1,679.2	Common Shares	196.1	884.3	445.0	447.0	372.2	412.8	437.2	457.0

	$7.16	$6.16	$5.09	$9.80	$8.78	Basic Earnings Per Share	$0.96	$4.35	$2.23	$2.27	$1.91	$2.14	$2.30	$2.44
	7.14	6.14	5.08	9.77	8.74	Diluted Earnings Per Share	0.96	4.34	2.22	2.26	1.90	2.13	2.29	2.42
	31%	(14%)	(17%)	92%	(11%)	Diluted EPS Growth over Previous Year	(37%)	179%	49%	N/M	99%	(51%)	3%	7%

	13.9%	12.7%	10.0%	17.4%	14.4%	Return on Average Common Equity	7.3%	31.2%	15.4%	15.3%	13.0%	14.2%	14.8%	15.4%

	31.5%	26.6%	22.3%	32.3%	29.2%	Profit Margin (pre-tax) (FTE)(1)	18.0%	43.4%	30.8%	30.7%	27.1%	28.4%	30.8%	30.3%
	23.8%	19.6%	16.2%	24.4%	21.4%	Profit Margin (after-tax) (FTE)(1)	13.0%	32.9%	23.5%	23.1%	20.1%	21.0%	22.5%	21.8%

	78.2%	71.6%	70.1%	73.5%	69.9%	Noninterest Income to Total Revenue (FTE)(1)	67.6%	80.5%	71.2%	70.8%	70.5%	69.3%	70.6%	69.4%

	67.1%	65.1%	63.9%	56.8%	61.8%	Trust Fees to Total Revenue (FTE)(1)	69.1%	42.8%	60.6%	62.0%	62.4%	61.5%	62.3%	61.2%

	23.1%	24.4%	24.4%	23.6%	25.8%	Effective Tax Rate (US GAAP)	26.1%	23.6%	22.7%	23.4%	24.8%	25.4%	26.1%	26.5%
	24.5%	26.3%	27.3%	24.5%	26.6%	Effective Tax Rate (FTE)(1)	27.9%	24.1%	23.5%	24.7%	25.6%	26.0%	26.8%	27.9%

						Capital Ratios:(2)
						Standardized Approach
	11.9%	10.8%	11.4%	12.4%	12.6%	Common Equity Tier 1 Capital	11.4%	12.6%	12.6%	12.4%	12.9%	12.2%	12.4%	12.6%
	12.9%	11.8%	12.3%	13.3%	13.5%	Tier 1 Capital	12.4%	13.6%	13.6%	13.3%	13.9%	13.1%	13.4%	13.5%
	14.1%	13.9%	14.2%	15.1%	16.1%	Total Capital	14.2%	15.5%	15.6%	15.1%	15.7%	14.8%	15.1%	16.1%
	6.9%	7.1%	8.1%	8.1%	7.8%	Tier 1 Leverage	7.8%	8.0%	8.1%	8.1%	8.0%	7.6%	8.0%	7.8%

						Advanced Approach
	13.2%	11.5%	13.4%	14.5%	15.0%	Common Equity Tier 1 Capital	13.5%	13.9%	14.0%	14.5%	15.3%	15.0%	15.1%	15.0%
	14.3%	12.5%	14.5%	15.6%	16.0%	Tier 1 Capital	14.6%	15.0%	15.1%	15.6%	16.5%	16.1%	16.2%	16.0%
	15.3%	14.5%	16.5%	17.4%	18.8%	Total Capital	16.5%	16.9%	17.0%	17.4%	18.3%	17.9%	18.0%	18.8%
	6.9%	7.1%	8.1%	8.1%	7.8%	Tier 1 Leverage	7.8%	8.0%	8.1%	8.1%	8.0%	7.6%	8.0%	7.8%
	8.2%	7.9%	8.6%	8.9%	8.7%	Supplementary Leverage (3)	8.8%	9.1%	9.2%	8.9%	9.1%	9.1%	8.9%	8.7%

						Per Share Information / Ratios:
	$2.80	$2.90	$3.00	$3.00	$3.10	Cash Dividends Declared Per Common Share	$0.75	$0.75	$0.75	$0.75	$0.75	$0.75	$0.80	$0.80
	39%	47%	59%	31%	35%	Dividend Payout Ratio	78%	17%	34%	33%	39%	35%	35%	33%

	$119.61	$88.49	$84.38	$102.50	$136.59	Market Value Per Share (End of Period)	$88.92	$83.98	$90.03	$102.50	$98.65	$126.79	$134.60	$136.59
	16.8	14.4	16.6	10.5	15.6	Stock Price Multiple of Earnings	19.6	11.5	11.2	10.5	9.2	14.9	15.7	15.6
						(based on trailing 4 quarters of diluted EPS)

	$53.58	$49.78	$53.69	$60.74	$64.79	Book Value Per Common Share (End of Period)	$54.83	$58.38	$59.85	$60.74	$61.65	$62.65	$63.83	$64.79

(1)	Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent - Ratios on page 12 for further detail.
(2)	Regulatory Capital, Risk-Weighted Assets and resulting ratios for the current quarter are considered preliminary until the Form 10-K is filed with the Securities and Exchange Commission.
(3)	From April 1, 2020, through April 1, 2021, the Federal Reserve issued temporary Supplementary Leverage Ratio (SLR) relief that required Northern Trust to exclude U.S. Treasury balances from the SLR. Please see the Northern Trust Corporation Pillar 3 disclosures for further SLR discussion.

Northern Trust Corporation
INCOME STATEMENT
($ in Millions except per share information)

TWELVE MONTHS		CHANGE (2)			FOURTH QUARTER		CHANGE (2)
2025	2024	$	%		2025	2024	$	%
$2,800.2	$2,632.8	$167.4	6%	Asset Servicing Trust, Investment and Other Servicing Fees	$729.6	$675.5	$54.1	8%
2,217.6	2,095.0	122.6	6%	WM Trust, Investment and Other Servicing Fees	577.8	546.7	31.1	6%
5,017.8	4,727.8	290.0	6%	Total Fees	1,307.4	1,222.2	85.2	7%
240.8	231.2	9.6	4%	Foreign Exchange Trading Income	74.3	61.7	12.6	21%
38.7	35.7	3.0	8%	Treasury Management Fees	9.9	9.2	0.7	8%
170.4	150.5	19.9	13%	Security Commissions and Trading Income	49.9	42.8	7.1	17%
207.7	1,157.4	(949.7)	(82)%	Other Operating Income	40.0	59.9	(19.9)	(33)%
—	(189.3)	189.3	N/M	Investment Security Gains (Losses), net	—	—	—	N/M
5,675.4	6,113.3	(437.9)	(7)%	Total Noninterest Income	1,481.5	1,395.8	85.7	6%

8,653.1	9,794.1	(1,141.0)	(12)%	Interest Income (FTE)(1)	2,139.3	2,290.5	(151.2)	(7)%
6,213.6	7,585.2	(1,371.6)	(18)%	Interest Expense	1,485.0	1,716.2	(231.2)	(13)%
2,439.5	2,208.9	230.6	10%	Net Interest Income (FTE)(1)	654.3	574.3	80.0	14%

8,114.9	8,322.2	(207.3)	(2)%	Total Revenue (FTE)(1)	2,135.8	1,970.1	165.7	8%

(7.5)	(3.0)	(4.5)	N/M	Provision for Credit Losses	(8.0)	(10.5)	2.5	N/M

2,571.3	2,471.1	100.2	4%	Compensation	686.8	595.2	91.6	15%
462.1	417.8	44.3	11%	Employee Benefits	119.5	107.3	12.2	11%
988.5	998.0	(9.5)	(1)%	Outside Services	248.1	251.5	(3.4)	(1)%
1,169.9	1,075.0	94.9	9%	Equipment and Software	301.1	274.4	26.7	10%
217.3	216.8	0.5	—%	Occupancy	56.4	54.1	2.3	4%
345.3	455.2	(109.9)	(24)%	Other Operating Expense	85.4	93.4	(8.0)	(9)%
5,754.4	5,633.9	120.5	2%	Total Noninterest Expense	1,497.3	1,375.9	121.4	9%
2,368.0	2,691.3	(323.3)	(12)%	Income before Income Taxes (FTE)(1)	646.5	604.7	41.8	7%
602.6	628.4	(25.8)	(4)%	Provision for Income Taxes	167.8	138.8	29.0	21%
28.5	31.8	(3.3)	(10)%	Taxable Equivalent Adjustment	12.7	10.5	2.2	20%
631.1	660.2	(29.1)	(4)%	Total Taxes (FTE)(1)	180.5	149.3	31.2	21%
$1,736.9	$2,031.1	$(294.2)	(14)%	Net Income	$466.0	$455.4	$10.6	2%

$41.8	$41.8	$—	—%	Dividends on Preferred Stock	$4.7	$4.7	$—	—%
15.9	16.9	(1.0)	(6)%	Earnings Allocated to Participating Securities	4.3	3.7	0.6	17%
1,679.2	1,972.4	(293.2)	(15)%	Earnings Allocated to Common and Potential Common Shares	457.0	447.0	10.0	2%

$8.78	$9.80	$(1.02)	(10)%	Earnings Per Share - Basic	$2.44	$2.27	$0.17	8%
$8.74	$9.77	$(1.03)	(11)%	Earnings Per Share - Diluted	$2.42	$2.26	$0.16	7%

191,358	201,264	(9,906)	(5)%	Average Basic Shares (000s)	187,532	197,241	(9,709)	(5)%
192,247	201,870	(9,623)	(5)%	Average Diluted Shares (000s)	188,582	198,114	(9,532)	(5)%
186,338	195,970	(9,632)	(5)%	End of Period Shares Outstanding (000s)	186,338	195,970	(9,632)	(5)%

N/M - Not meaningful

(1) Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

(2) Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.

Northern Trust Corporation
NET INCOME TRENDS
($ in Millions except per share information)

						2024				2025
2021	2022	2023	2024	2025		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$2,487.3	$2,496.3	$2,461.9	$2,632.8	$2,800.2	Asset Servicing Trust, Investment and Other Servicing Fees	$639.6	$650.6	$667.1	$675.5	$671.9	$691.8	$706.9	$729.6
1,873.8	1,936.3	1,899.9	2,095.0	2,217.6	WM Trust, Investment and Other Servicing Fees	503.3	515.5	529.5	546.7	541.9	539.3	558.6	577.8
4,361.1	4,432.6	4,361.8	4,727.8	5,017.8	Total Fees	1,142.9	1,166.1	1,196.6	1,222.2	1,213.8	1,231.1	1,265.5	1,307.4
292.6	288.6	203.9	231.2	240.8	Foreign Exchange Trading Income	57.0	58.4	54.1	61.7	58.7	50.6	57.2	74.3
44.3	39.3	31.6	35.7	38.7	Treasury Management Fees	9.3	9.0	8.2	9.2	9.6	9.7	9.5	9.9
140.2	136.2	135.0	150.5	170.4	Security Commissions and Trading Income	37.9	34.3	35.5	42.8	39.1	39.6	41.8	49.9
243.9	191.3	228.7	1,157.4	207.7	Other Operating Income	61.0	924.7	111.8	59.9	50.7	56.4	60.6	40.0
(0.3)	(214.0)	(169.5)	(189.3)	—	Investment Security Gains (Losses), net	(189.4)	0.1	—	—	—	—	—	—
5,081.8	4,874.0	4,791.5	6,113.3	5,675.4	Total Noninterest Income	1,118.7	2,192.6	1,406.2	1,395.8	1,371.9	1,387.4	1,434.6	1,481.5
1,418.3	1,932.8	2,039.5	2,208.9	2,439.5	Net Interest Income (FTE)(1)	535.4	529.8	569.4	574.3	573.7	615.2	596.3	654.3
6,500.1	6,806.8	6,831.0	8,322.2	8,114.9	Total Revenue (FTE)(1)	1,654.1	2,722.4	1,975.6	1,970.1	1,945.6	2,002.6	2,030.9	2,135.8

(81.5)	12.0	24.5	(3.0)	(7.5)	Provision for Credit Losses	(8.5)	8.0	8.0	(10.5)	1.0	16.5	(17.0)	(8.0)

2,011.0	2,248.0	2,321.8	2,471.1	2,571.3	Compensation	627.1	665.2	583.6	595.2	644.4	614.8	625.3	686.8
431.4	437.4	405.2	417.8	462.1	Employee Benefits	101.1	100.2	109.2	107.3	109.7	117.7	115.2	119.5
849.4	880.3	906.5	998.0	988.5	Outside Services	229.3	260.9	256.3	251.5	245.2	247.0	248.2	248.1
736.3	838.8	945.5	1,075.0	1,169.9	Equipment and Software	252.7	277.5	270.4	274.4	280.9	293.7	294.2	301.1
208.7	219.1	232.3	216.8	217.3	Occupancy	54.1	54.8	53.8	54.1	53.4	52.5	55.0	56.4
299.1	359.3	472.9	455.2	345.3	Other Operating Expense	100.4	175.3	86.1	93.4	84.0	90.9	85.0	85.4
4,535.9	4,982.9	5,284.2	5,633.9	5,754.4	Total Noninterest Expense	1,364.7	1,533.9	1,359.4	1,375.9	1,417.6	1,416.6	1,422.9	1,497.3
2,045.7	1,811.9	1,522.3	2,691.3	2,368.0	Income before Income Taxes (FTE)(1)	297.9	1,180.5	608.2	604.7	527.0	569.5	625.0	646.5
464.8	430.3	357.5	628.4	602.6	Provision for Income Taxes	75.9	277.5	136.2	138.8	129.4	143.5	161.9	167.8
35.6	45.6	57.5	31.8	28.5	Taxable Equivalent Adjustment	7.3	6.9	7.1	10.5	5.6	4.7	5.5	12.7
500.4	475.9	415.0	660.2	631.1	Total Taxes (FTE)(1)	83.2	284.4	143.3	149.3	135.0	148.2	167.4	180.5
$1,545.3	$1,336.0	$1,107.3	$2,031.1	$1,736.9	Net Income	$214.7	$896.1	$464.9	$455.4	$392.0	$421.3	$457.6	$466.0
$7.16	$6.16	$5.09	$9.80	$8.78	Earnings Per Share - Basic	$0.96	$4.35	$2.23	$2.27	$1.91	$2.14	$2.30	$2.44
7.14	6.14	5.08	9.77	8.74	Earnings Per Share - Diluted	0.96	4.34	2.22	2.26	1.90	2.13	2.29	2.42
208,899	208,867	207,564	201,870	192,247	Average Diluted Shares (000s)	205,135	203,739	200,549	198,114	196,125	193,375	191,001	188,582
$41.8	$41.8	$41.8	$41.8	$41.8	Preferred Dividends	$16.2	$4.7	$16.2	$4.7	$16.2	$4.7	$16.2	$4.7

(1) Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

Northern Trust Corporation
Reporting Segment Results(1)
($ in Millions)

							2024				2025
	2021	2022	2023	2024	2025	Asset Servicing	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	$1,818.8	$1,700.1	$1,689.5	$1,792.6	$1,901.6	Custody & Fund Administration	$436.7	$445.9	$453.1	$456.9	$453.3	$469.2	$482.7	$496.4
	443.5	555.1	528.1	595.2	635.2	Investment Management	140.0	145.7	152.6	156.9	152.5	157.3	159.6	165.8
	76.7	81.4	83.0	72.3	82.4	Securities Lending	17.9	16.5	17.5	20.4	17.9	20.2	21.2	23.1
	148.3	159.7	161.3	172.7	181.0	Other	45.0	42.5	43.9	41.3	48.2	45.1	43.4	44.3
	$2,487.3	$2,496.3	$2,461.9	$2,632.8	$2,800.2	Total Asset Servicing Trust, Investment and Other Servicing Fees	$639.6	$650.6	$667.1	$675.5	$671.9	$691.8	$706.9	$729.6

	$837.1	$1,007.8	$864.4	$877.4	$1,127.1	Income before Income Taxes (FTE)(2)	$219.3	$135.6	$258.4	$264.1	$235.5	$271.4	$294.4	$325.8
	22.8%	24.6%	20.9%	20.1%	23.7%	Profit Margin (pre-tax) (FTE)(2)	20.6%	12.9%	23.2%	23.4%	20.9%	23.2%	24.7%	25.5%

	$5,663.4	$7,208.0	$7,372.6	$6,315.5	$5,676.2	Average Loans	$6,909.5	$6,472.3	$5,615.8	$6,272.6	$5,749.3	$5,812.8	$5,399.9	$5,746.0
	101,588.5	96,085.5	81,742.1	86,691.3	91,906.8	Average Deposits	86,688.6	86,223.0	86,635.7	87,212.9	89,296.5	95,506.7	90,195.3	92,611.0

						Wealth Management
	$698.7	$692.6	$673.8	$740.9	$786.0	Central	$178.3	$180.7	$186.6	$195.3	$189.1	$189.2	$200.6	$207.1
	509.3	504.0	491.5	539.7	575.5	East	129.9	132.7	136.4	140.7	141.0	139.3	146.0	149.2
	380.2	382.1	378.0	418.9	439.0	West	99.9	103.3	105.7	110.0	108.0	106.3	110.5	114.2
	285.6	357.6	356.6	395.5	417.1	Global Family Office	95.2	98.8	100.8	100.7	103.8	104.5	101.5	107.3
	$1,873.8	$1,936.3	$1,899.9	$2,095.0	$2,217.6	Total Wealth Management Trust, Investment and Other Servicing Fees	$503.3	$515.5	$529.5	$546.7	$541.9	$539.3	$558.6	$577.8

	$1,251.7	$1,114.4	$975.0	$1,213.1	$1,297.9	Income before Income Taxes (FTE)(2)	$292.3	$262.7	$307.1	$351.0	$304.1	$309.6	$342.4	$341.8
	43.8%	37.9%	33.8%	37.8%	38.4%	Profit Margin (pre-tax) (FTE)(2)	37.5%	33.4%	38.0%	41.9%	37.1%	37.2%	40.5%	38.9%

	$31,544.1	$33,822.6	$34,804.4	$34,601.2	$35,396.9	Average Loans	$34,677.4	$34,562.3	$34,268.2	$34,897.3	$35,327.2	$35,345.2	$36,100.7	$34,812.3
	28,387.9	29,426.3	23,432.9	25,558.2	25,633.6	Average Deposits	25,568.0	26,236.4	25,179.3	25,256.6	25,289.6	25,291.0	25,370.4	26,572.2

						Other
	$(43.1)	$(310.3)	$(317.1)	$600.8	$(57.0)	Income before Income Taxes (FTE)(2)	$(213.7)	$782.2	$42.7	$(10.4)	$(12.6)	$(11.5)	$(11.8)	$(21.1)
	106.7	80.6	70.5	450.8	1,171.5	Average Deposits	106.0	882.2	745.7	70.3	1,333.0	1,580.1	1,134.9	646.0

(1)	Reporting segment results are subject to reclassification when organizational changes are made. The results are also subject to refinements in revenue and expense allocation methodologies, which are typically reflected on a retrospective basis unless it is impractical to do so.
(2)	Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent section on pages 11 and 12 for further detail.

Northern Trust Corporation
BALANCE SHEET
END OF PERIOD
($ in Millions)
				CHANGE (5)
Assets		12/31/2025	12/31/2024	$	%
	Federal Reserve and Other Central Bank Deposits	$53,456.0	$38,774.9	$14,681.1	38%
	Interest-Bearing Due from and Deposits with Banks(1)	6,540.8	5,563.7	977.1	18%
	Federal Funds Sold and Securities Purchased under Agreements to Resell	2,654.1	451.0	2,203.1	N/M
	Debt Securities:
	Available For Sale	34,036.5	29,001.5	5,035.0	17%
	Held To Maturity	23,429.6	22,296.7	1,132.9	5%
	Total Debt Securities	57,466.1	51,298.2	6,167.9	12%
	Loans	41,948.3	43,390.6	(1,442.3)	(3)%
	Other Interest-Earning Assets(2)	4,128.9	2,749.6	1,379.3	50%
	Total Earning Assets	166,194.2	142,228.0	23,966.2	17%
	Allowance for Credit Losses	(175.0)	(175.5)	0.5	—%
	Cash and Due From Banks and Other Central Bank Deposits(3)	1,130.7	1,058.7	72.0	7%
	Buildings and Equipment	464.6	490.3	(25.7)	(5)%
	Goodwill	712.9	694.9	18.0	3%
	Other Assets	8,805.3	11,212.0	(2,406.7)	(21)%
	Total Assets	$177,132.7	$155,508.4	$21,624.3	14%
Liabilities and Stockholders' Equity
	Savings, Money Market and Other	$28,984.1	$26,122.6	$2,861.5	11%
	Savings Certificates and Other Time	6,418.9	5,731.7	687.2	12%
	Non-U.S. Offices - Interest-Bearing	80,046.1	66,274.9	13,771.2	21%
	Total Interest-Bearing Deposits	115,449.1	98,129.2	17,319.9	18%
	Federal Funds Purchased	2,141.1	2,159.5	(18.4)	(1)%
	Securities Sold under Agreements to Repurchase	292.2	462.0	(169.8)	(37)%
	Other Borrowings(4)	7,158.3	6,521.0	637.3	10%
	Senior Notes	3,351.5	2,769.7	581.8	21%
	Long-Term Debt	3,484.4	4,081.3	(596.9)	(15)%
	Total Interest-Bearing Liabilities	131,876.6	114,122.7	17,753.9	16%
	Demand and Other Noninterest-Bearing Deposits	27,348.6	24,353.5	2,995.1	12%
	Other Liabilities	4,949.6	4,243.8	705.8	17%
	Total Liabilities	164,174.8	142,720.0	21,454.8	15%
	Common Equity, excluding Accumulated Other Comprehensive Income	12,663.5	12,717.5	(54.0)	—%
	Accumulated Other Comprehensive Income (Loss)	(590.5)	(814.0)	223.5	(27)%
	Preferred Equity	884.9	884.9	—	—%
	Total Stockholders' Equity	12,957.9	12,788.4	169.5	1%
	Total Liabilities and Stockholders' Equity	$177,132.7	$155,508.4	$21,624.3	14%

(1)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(2)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.
(5)	Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.

Northern Trust Corporation
BALANCE SHEET TRENDS
PERIOD AVERAGES(1)
($ in Millions)

							2024				2025
	2021	2022	2023	2024	2025	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	$39,028.2	$36,248.8	$31,205.4	$35,179.9	$37,385.8	Federal Reserve and Other Central Bank Deposits	$35,897.3	$35,924.1	$36,067.3	$32,847.0	$37,161.0	$43,655.3	$33,754.2	$35,035.8
	5,779.7	4,192.5	4,333.9	4,800.8	5,374.4	Interest-Bearing Due from and Deposits with Banks(2)	4,418.0	4,999.7	4,828.1	4,955.3	4,877.6	5,321.5	5,237.7	6,049.6
	1,067.5	1,076.7	957.0	727.9	1,004.5	Federal Funds Sold and Securities Purchased under Agreements to Resell	518.4	732.2	977.4	681.3	394.5	713.2	1,300.4	1,593.7
						Debt Securities:
	38,986.9	32,060.2	24,356.6	26,871.9	32,092.4	Available For Sale	24,049.6	26,591.4	27,462.6	29,350.4	30,168.3	31,415.0	33,022.7	33,714.2
	20,617.0	22,970.0	25,511.9	23,230.7	22,003.6	Held To Maturity	24,498.9	23,373.8	22,834.0	22,231.6	21,821.9	20,895.9	22,129.7	23,151.0
	0.6	12.1	0.5	—	—	Trading Account	—	—	—	—	—	—	—	—
	59,604.5	55,042.3	49,869.0	50,102.6	54,096.0	Total Debt Securities	48,548.5	49,965.2	50,296.6	51,582.0	51,990.2	52,310.9	55,152.4	56,865.2
	37,207.5	41,030.6	42,177.0	40,916.7	41,073.1	Loans and Leases	41,586.9	41,034.6	39,884.0	41,169.9	41,076.5	41,158.0	41,500.6	40,558.3
	1,185.6	1,248.1	2,259.0	2,688.4	2,625.6	Other Interest-Earning Assets(3)	2,847.7	2,745.3	2,714.4	2,448.5	2,508.1	2,663.1	2,393.6	2,935.5
	143,873.0	138,839.0	130,801.3	134,416.3	141,559.4	Total Earning Assets	133,816.8	135,401.1	134,767.8	133,684.0	138,007.9	145,822.0	139,338.9	143,038.1
	(173.0)	(154.1)	(172.8)	(185.2)	(178.3)	Allowance for Credit Losses	(191.8)	(175.8)	(180.5)	(192.9)	(175.6)	(174.9)	(188.0)	(174.8)
	2,285.9	2,069.5	1,771.6	1,698.8	1,114.4	Cash and Due From Banks and Other Central Bank Deposits(4)	1,799.5	1,802.0	1,742.3	1,453.4	1,041.2	1,069.8	1,159.3	1,185.1
	502.7	488.7	484.8	488.0	473.6	Buildings and Equipment	498.2	485.8	482.2	485.8	484.8	479.3	468.4	462.3
	707.3	692.2	696.2	699.8	707.3	Goodwill	699.4	697.1	702.9	699.7	696.4	709.1	712.6	711.0
	9,167.3	10,616.6	9,068.1	9,515.8	9,816.8	Other Assets	8,496.2	9,791.0	9,328.2	10,440.2	10,207.4	9,813.9	9,550.3	9,704.0
	$156,363.2	$152,551.9	$142,649.2	$146,633.5	$153,493.2	Total Assets	$145,118.3	$148,001.2	$146,842.9	$146,570.2	$150,262.1	$157,719.2	$151,041.5	$154,925.7

						Liabilities and Stockholders' Equity
	$28,339.0	$30,205.0	$24,172.4	$26,236.3	$28,148.7	Savings, Money Market and Other	$27,349.0	$27,554.9	$25,233.0	$24,834.8	$27,720.5	$28,797.4	$28,348.7	$27,725.8
	887.2	1,059.7	3,341.2	5,856.9	6,744.6	Savings Certificates and Other Time	4,554.3	6,027.4	6,639.6	6,193.9	6,874.0	6,652.0	6,700.1	6,754.3
	69,713.4	65,031.3	60,008.6	63,854.7	66,859.4	Non-U.S. Offices - Interest-Bearing	63,752.8	63,216.3	64,347.2	64,094.5	64,454.3	70,158.0	65,354.5	67,454.2
	98,939.6	96,296.0	87,522.2	95,947.9	101,752.7	Total Interest-Bearing Deposits	95,656.1	96,798.6	96,219.8	95,123.2	99,048.8	105,607.4	100,403.3	101,934.3
	190.6	1,407.8	5,144.3	2,616.4	2,422.0	Federal Funds Purchased	2,650.1	3,010.7	2,320.9	2,488.8	2,393.6	2,469.0	2,467.7	2,357.7
	232.0	433.6	401.5	518.5	506.8	Securities Sold under Agreements to Repurchase	490.1	574.6	504.3	505.4	442.4	584.6	500.4	499.2
	5,049.8	5,463.5	10,339.5	6,980.3	7,007.5	Other Borrowings(5)	6,852.1	7,053.5	7,085.9	6,928.9	7,024.4	7,008.2	6,938.4	7,059.4
	2,856.4	2,756.0	2,734.0	2,764.0	2,882.4	Senior Notes	2,748.7	2,728.7	2,795.6	2,782.4	2,781.6	2,818.2	2,839.6	3,087.3
	1,166.1	1,258.9	2,586.0	4,073.2	4,043.0	Long-Term Debt	4,067.0	4,071.1	4,075.1	4,079.4	4,083.5	4,087.8	4,092.0	3,909.8
	218.4	—	—	—	—	Floating Rate Capital Debt	—	—	—	—	—	—	—	—
	108,652.9	107,615.8	108,727.5	112,900.3	118,614.4	Total Interest-Bearing Liabilities	112,464.1	114,237.2	113,001.6	111,908.1	115,774.3	122,575.2	117,241.4	118,847.7
	31,143.5	29,296.4	17,723.3	16,752.4	16,959.2	Demand and Other Noninterest-Bearing Deposits	16,706.5	16,543.0	16,340.9	17,416.6	16,870.3	16,770.4	16,297.3	17,894.9
	4,869.8	4,558.3	4,701.6	4,681.0	5,243.7	Other Liabilities	4,164.0	4,862.2	5,026.3	4,668.0	5,013.5	5,761.5	4,795.8	5,404.7
	144,666.2	141,471.0	131,152.4	134,333.7	140,817.3	Total Liabilities	133,334.6	135,642.4	134,368.8	133,992.7	137,658.1	145,107.1	138,334.5	142,147.3
	10,629.6	11,512.3	11,964.6	12,287.4	12,508.0	Common Equity, excluding Accumulated Other Comprehensive Income	11,873.4	12,375.7	12,421.8	12,475.2	12,527.2	12,500.4	12,496.7	12,508.2
	182.5	(1,315.8)	(1,352.7)	(872.5)	(717.0)	Accumulated Other Comprehensive Income (Loss)	(974.6)	(901.8)	(832.6)	(782.6)	(808.1)	(773.2)	(674.6)	(614.7)
	884.9	884.9	884.9	884.9	884.9	Preferred Equity	884.9	884.9	884.9	884.9	884.9	884.9	884.9	884.9
	11,697.0	11,081.4	11,496.8	12,299.8	12,675.9	Total Stockholders' Equity	11,783.7	12,358.8	12,474.1	12,577.5	12,604.0	12,612.1	12,707.0	12,778.4
	$156,363.2	$152,551.9	$142,649.2	$146,633.5	$153,493.2	Total Liabilities and Stockholders' Equity	$145,118.3	$148,001.2	$146,842.9	$146,570.2	$150,262.1	$157,719.2	$151,041.5	$154,925.7

(1)	Summations may not equal due to rounding.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(5)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
BALANCE SHEET MIX TRENDS
PERIOD AVERAGES(1)

							2024				2025
	2021	2022	2023	2024	2025	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	25.0%	23.8%	21.9%	24.0%	24.4%	Federal Reserve and Other Central Bank Deposits	24.7%	24.3%	24.6%	22.4%	24.7%	27.7%	22.3%	22.6%
	3.7	2.7	3.0	3.3	3.5	Interest-Bearing Due from and Deposits with Banks(2)	3.0	3.4	3.3	3.4	3.2	3.4	3.5	3.9
	0.7	0.7	0.7	0.5	0.7	Federal Funds Sold and Securities Purchased under Agreements to Resell	0.4	0.5	0.7	0.5	0.3	0.5	0.9	1.0
						Debt Securities:
	24.9	21.0	17.1	18.3	20.9	Available For Sale	16.6	18.0	18.7	20.0	20.1	19.9	21.9	21.8
	13.2	15.1	17.9	15.8	14.3	Held To Maturity	16.9	15.8	15.5	15.2	14.5	13.2	14.7	14.9
	38.1	36.1	35.0	34.2	35.2	Total Debt Securities	33.5	33.8	34.3	35.2	34.6	33.2	36.5	36.7
	23.8	26.9	29.6	27.9	26.8	Loans and Leases	28.7	27.7	27.2	28.1	27.3	26.1	27.5	26.2
	0.8	0.8	1.6	1.8	1.7	Other Interest-Earning Assets(3)	2.0	1.9	1.8	1.7	1.7	1.7	1.6	1.9
	92.0	91.0	91.7	91.7	92.2	Total Earning Assets	92.2	91.5	91.8	91.2	91.8	92.5	92.3	92.3
	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	Allowance for Credit Losses	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
	1.5	1.4	1.2	1.2	0.7	Cash and Due From Banks and Other Central Bank Deposits(4)	1.2	1.2	1.2	1.0	0.7	0.7	0.8	0.8
	0.3	0.3	0.3	0.3	0.3	Buildings and Equipment	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
	0.5	0.5	0.5	0.5	0.5	Goodwill	0.5	0.5	0.5	0.5	0.5	0.4	0.5	0.5
	5.9	7.0	6.4	6.5	6.4	Other Assets	5.9	6.6	6.4	7.1	6.8	6.2	6.3	6.3
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

						Liabilities and Stockholders' Equity
	18.1%	19.8%	16.9%	17.9%	18.3%	Savings, Money Market and Other	18.8%	18.6%	17.2%	16.9%	18.4%	18.3%	18.8%	17.9%
	0.6	0.7	2.3	4.0	4.4	Savings Certificates and Other Time	3.1	4.1	4.5	4.2	4.6	4.2	4.4	4.4
	44.6	42.6	42.1	43.5	43.6	Non-U.S. Offices - Interest-Bearing	43.9	42.7	43.8	43.7	42.9	44.5	43.3	43.5
	63.3	63.1	61.4	65.4	66.3	Total Interest-Bearing Deposits	65.9	65.4	65.5	64.9	65.9	67.0	66.5	65.8
	0.1	0.9	3.6	1.8	1.6	Federal Funds Purchased	1.8	2.0	1.6	1.7	1.6	1.6	1.6	1.5
	0.1	0.3	0.3	0.4	0.3	Securities Sold under Agreements to Repurchase	0.3	0.4	0.3	0.3	0.3	0.4	0.3	0.3
	3.2	3.6	7.2	4.8	4.6	Other Borrowings(5)	4.7	4.8	4.8	4.7	4.7	4.4	4.6	4.6
	1.8	1.8	1.9	1.9	1.9	Senior Notes	1.9	1.8	1.9	1.9	1.9	1.8	1.9	2.0
	0.7	0.8	1.8	2.8	2.6	Long-Term Debt	2.8	2.8	2.8	2.8	2.7	2.6	2.7	2.5
	0.1	—	—	—	—	Floating Rate Capital Debt	—	—	—	—	—	—	—	—
	69.5	70.5	76.2	77.0	77.3	Total Interest-Bearing Liabilities	77.5	77.2	77.0	76.4	77.0	77.7	77.6	76.7
	19.9	19.2	12.4	11.4	11.0	Demand and Other Noninterest-Bearing Deposits	11.5	11.2	11.1	11.9	11.2	10.6	10.8	11.6
	3.1	3.0	3.3	3.2	3.4	Other Liabilities	2.9	3.3	3.4	3.2	3.3	3.7	3.2	3.5
	92.5	92.7	91.9	91.6	91.7	Total Liabilities	91.9	91.6	91.5	91.4	91.6	92.0	91.6	91.8
	6.8	7.5	8.4	8.4	8.1	Common Equity, excluding Accumulated Other Comprehensive Income	8.2	8.4	8.5	8.5	8.3	7.9	8.3	8.1
	0.1	(0.8)	(0.9)	(0.6)	(0.5)	Accumulated Other Comprehensive Income (Loss)	(0.7)	(0.6)	(0.6)	(0.5)	(0.5)	(0.5)	(0.4)	(0.4)
	0.6	0.6	0.6	0.6	0.6	Preferred Equity	0.6	0.6	0.6	0.6	0.6	0.6	0.6	0.6
	7.5	7.3	8.1	8.4	8.3	Total Stockholders' Equity	8.1	8.4	8.5	8.6	8.4	8.0	8.4	8.2
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Liabilities and Stockholders' Equity	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Summations may not equal due to rounding.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(5)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
INTEREST RATE TRENDS (FTE(1) Basis)
PERIOD AVERAGES

Net Interest Income (FTE Adjusted), a non-GAAP financial measure, includes adjustments to a fully taxable equivalent basis for loans and securities. A reconciliation of net interest income, net interest margin, and net interest spread on a GAAP basis to net interest income, net interest margin, and net interest spread on an FTE basis, respectively, (each of which is a non-GAAP financial measure) is provided on pages 11 and 12. Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).

							2024				2025
	2021	2022	2023	2024	2025	Earnings Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	0.03%	1.30%	4.69%	4.93%	3.92%	Federal Reserve and Other Central Bank Deposits	5.15%	5.12%	4.98%	4.44%	4.15%	4.01%	3.84%	3.63%
	0.16	1.11	3.00	2.55	1.61	Interest-Bearing Due from and Deposits with Banks(2)	3.15	2.53	2.35	2.26	1.95	1.64	1.57	1.35
	0.33	9.65	165.68	458.90	281.64	Federal Funds Sold and Securities Purchased under Agreements to Resell(3)(4)	639.29	474.27	362.57	444.99	705.95	389.92	217.12	183.61
						Debt Securities:
	1.28	1.91	4.35	5.37	4.60	Available for Sale	5.41	5.52	5.50	5.09	4.73	4.69	4.60	4.41
	0.80	1.26	1.87	1.94	1.86	Held to Maturity	2.02	1.95	1.88	1.89	1.94	1.85	1.79	1.85
	1.59	3.84	13.50	—	—	Trading Account	—	—	—	—	—	—	—	—
	1.11	1.64	3.08	3.78	3.49	Total Debt Securities	3.70	3.85	3.86	3.71	3.56	3.56	3.47	3.37
	1.92	3.28	6.06	6.28	5.56	Loans and Leases	6.34	6.38	6.45	5.97	5.68	5.62	5.59	5.33
	3.43	4.03	4.87	4.85	4.00	Other Interest-Earning Assets(5)	4.51	4.68	4.71	5.57	3.88	3.81	3.81	4.44
	1.00%	2.11%	5.64%	7.29%	6.11%	Total Earning Assets	7.37%	7.47%	7.49%	6.82%	6.31%	6.10%	6.12%	5.93%

						Interest-Bearing Funds
	0.05%	0.74%	2.85%	3.66%	3.03%	Savings, Money Market and Other	3.72%	3.75%	3.76%	3.39%	3.11%	3.10%	3.16%	2.72%
	0.55	1.68	4.54	5.11	4.30	Savings Certificates and Other Time	5.19	5.23	5.19	4.84	4.48	4.31	4.25	4.14
	(0.11)	0.56	3.07	3.38	2.28	Non-U.S. Offices - Interest-Bearing	3.59	3.58	3.39	2.95	2.60	2.45	2.19	1.89
	(0.06)	0.63	3.07	3.56	2.62	Total Interest-Bearing Deposits	3.71	3.73	3.61	3.19	2.87	2.74	2.60	2.26
	(0.19)	2.43	4.99	4.94	3.89	Federal Funds Purchased	5.11	5.16	5.07	4.38	4.00	3.97	3.99	3.59
	0.07	20.94	383.84	632.65	545.26	Securities Sold under Agreements to Repurchase(3)(6)	667.86	596.00	686.17	586.70	617.15	467.05	551.02	567.72
	0.28	2.31	5.25	5.20	4.48	Other Borrowings(7)	5.20	5.43	5.32	4.82	4.60	4.60	4.55	4.17
	1.69	3.36	6.22	6.28	5.47	Senior Notes	6.45	6.50	6.30	5.88	5.65	5.55	5.50	5.19
	1.81	3.49	5.69	5.49	5.46	Long-Term Debt	5.50	5.50	5.47	5.47	5.52	5.48	5.46	5.38
	0.78	—	—	—	—	Floating Rate Capital Debt	—	—	—	—	—	—	—	—
	0.02%	0.92%	4.91%	6.72%	5.24%	Total Interest-Bearing Liabilities	6.86%	6.98%	6.93%	6.10%	5.51%	5.24%	5.26%	4.96%

	0.98%	1.19%	0.73%	0.57%	0.87%	Net Interest Spread	0.51%	0.49%	0.56%	0.72%	0.80%	0.86%	0.86%	0.97%

	0.99%	1.39%	1.56%	1.64%	1.72%	Net Interest Margin	1.61%	1.57%	1.68%	1.71%	1.69%	1.69%	1.70%	1.81%

(1)	Fully taxable equivalent. FTE adjustments are based on a federal income tax rate of 21%, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)	Includes the impact of balance sheet netting under master netting arrangements of approximately $70.5 billion for the three months ended December 31, 2025, primarily related to our involvement in FICC. Northern Trust nets securities sold under repurchase agreements against those purchased under resale agreements when the GAAP requirements to net are met.
(4)	Excluding the impact of netting, the average interest rate on Federal Funds Sold and Securities Purchased under Agreements to Resell would be approximately 4.06% for the three months ended December 31, 2025 including balances and rates for FICC reverse repurchase agreements ($70.6 billion / 4.09%), Non-FICC reverse repurchase agreements ($1.5 billion / 2.5%) and federal funds sold ($0.4 million / 4.15%).
(5)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(6)	Excluding the impact of netting, the average interest rate on Securities Sold under Agreements to Repurchase would be approximately 3.99% for the three months ended December 31, 2025 including balances and rates for FICC repurchase agreements ($70.5 billion / 3.99%) and Non-FICC repurchase agreements ($0.5 billion / 3.56%).
(7)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
ASSET QUALITY
END OF PERIOD
($ in Millions)

						2024				2025
2021	2022	2023	2024	2025		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$259.9	$184.7	$200.9	$220.4	$206.1	Beginning Allowance for Credit Losses	$220.4	$201.5	$209.6	$220.0	$206.1	$207.3	$224.1	$206.7

(81.5)	12.0	24.5	(3.0)	(7.5)	Provision for Credit Losses	(8.5)	8.0	8.0	(10.5)	1.0	16.5	(17.0)	(8.0)

					(Charge-offs) Recoveries
(0.7)	(6.0)	(8.7)	(15.5)	(3.9)	Charge-offs	(11.1)	(0.3)	—	(4.1)	(0.3)	(0.1)	(2.1)	(1.4)
7.0	10.2	3.7	4.2	3.6	Recoveries	0.7	0.4	2.4	0.7	0.5	0.4	1.7	1.0
6.3	4.2	(5.0)	(11.3)	(0.3)	Net (Charge-offs) Recoveries	(10.4)	0.1	2.4	(3.4)	0.2	0.3	(0.4)	(0.4)
$184.7	$200.9	$220.4	$206.1	$198.3	Ending Allowance for Credit Losses	$201.5	$209.6	$220.0	$206.1	$207.3	$224.1	$206.7	$198.3

					Allowance for Credit Losses Assigned to:
$138.4	$144.3	$178.7	$168.0	$164.3	Loans and Leases	$162.4	$167.7	$184.8	$168.0	$167.1	$180.5	$164.4	$164.3
34.1	38.5	26.9	30.4	23.3	Undrawn Loan Commitments and Standby Letters of Credit	25.2	29.5	26.5	30.4	32.8	34.7	32.1	23.3
12.2	18.1	14.8	7.7	10.7	Debt Securities and Other Financial Assets	13.9	12.4	8.7	7.7	7.4	8.9	10.2	10.7
$184.7	$200.9	$220.4	$206.1	$198.3	Total Allowance for Credit Losses	$201.5	$209.6	$220.0	$206.1	$207.3	$224.1	$206.7	$198.3

$37,208	$41,031	$42,177	$40,917	$41,073	Average Loans and Leases Outstanding	$41,587	$41,035	$39,884	$41,170	$41,077	$41,158	$41,501	$40,558

					Annualized Loan-Related Net (Charge-offs) Recoveries to
0.02%	0.01%	(0.01)%	(0.03)%	—%	Average Loans and Leases	(0.10)%	—%	0.02%	(0.03)%	—%	—%	—%	—%

$40,481	$42,893	$47,617	$43,391	$41,948	End of Period Loans and Leases Outstanding	$47,343	$42,135	$41,950	$43,391	$40,833	$43,323	$42,949	$41,948

					Allowance for Credit Losses Assigned to Loans
0.34%	0.34%	0.38%	0.39%	0.39%	and Leases to Total Loans and Leases	0.34%	0.40%	0.44%	0.39%	0.41%	0.42%	0.38%	0.39%

					Nonaccrual Assets
$122.3	$45.9	$63.6	$56.0	$76.7	Nonaccrual Loans and Leases	$37.0	$38.5	$39.3	$56.0	$73.1	$92.8	$78.8	$76.7
3.0	—	1.5	—	—	Other Real Estate Owned (OREO)	—	—	—	—	—	—	—	—
$125.3	$45.9	$65.1	$56.0	$76.7	Total Nonaccrual Assets	$37.0	$38.5	$39.3	$56.0	$73.1	$92.8	$78.8	$76.7

0.31%	0.11%	0.14%	0.13%	0.18%	Nonaccrual Assets to Loans and Leases and OREO	0.08%	0.09%	0.09%	0.13%	0.18%	0.21%	0.18%	0.18%
					Loans and Leases Allowance to Nonaccrual
1.1x	3.1x	2.8x	3.0x	2.1x	Loans and Leases	4.4x	4.4x	4.7x	3.0x	2.3x	1.9x	2.1x	2.1x

Northern Trust Corporation
ASSETS UNDER MANAGEMENT AND CUSTODY
END OF PERIOD
($ in Billions)

						2024				2025
2021	2022	2023	2024	2025	Assets Under Management	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$1,191.0	$898.1	$1,032.0	$1,159.7	$1,296.0	Asset Servicing	$1,080.1	$1,107.3	$1,177.9	$1,159.7	$1,160.9	$1,229.2	$1,280.1	$1,296.0
					Asset allocation:
626.6	485.0	563.9	644.6	712.6	Equities	602.5	613.7	650.0	644.6	625.8	666.7	702.5	712.6
132.6	107.1	116.2	127.2	140.3	Fixed Income Securities	116.3	125.8	131.0	127.2	130.2	131.9	136.4	140.3
236.2	157.7	184.5	211.7	235.3	Cash and Other Assets	198.2	207.2	220.9	211.7	214.2	225.2	235.1	235.3
195.6	148.3	167.4	176.2	207.8	Securities Lending Collateral	163.1	160.6	176.0	176.2	190.7	205.4	206.1	207.8

$416.1	$351.4	$402.5	$450.7	$507.2	Wealth Management	$420.6	$419.4	$443.9	$450.7	$446.9	$468.5	$492.6	$507.2
					Asset allocation:
229.9	186.3	221.6	258.5	303.0	Equities	238.6	243.2	258.8	258.5	254.2	276.9	299.0	303.0
83.5	79.4	87.2	90.3	94.9	Fixed Income Securities	87.2	85.8	88.7	90.3	91.2	91.6	93.6	94.9
102.7	85.7	93.7	101.6	108.8	Cash and Other Assets	94.7	90.3	96.3	101.6	101.1	99.4	99.5	108.8
—	—	—	0.3	0.5	Securities Lending Collateral	0.1	0.1	0.1	0.3	0.4	0.6	0.5	0.5
$1,607.1	$1,249.5	$1,434.5	$1,610.4	$1,803.2	Total Assets Under Management	$1,500.7	$1,526.7	$1,621.8	$1,610.4	$1,607.8	$1,697.7	$1,772.7	$1,803.2
					Asset allocation:
$856.5	$671.3	$785.5	$903.1	$1,015.6	Equities	$841.1	$856.9	$908.8	$903.1	$880.0	$943.6	$1,001.5	1,015.6
216.1	186.5	203.4	217.5	235.2	Fixed Income Securities	203.5	211.6	219.7	217.5	221.4	223.5	230.0	235.2
338.9	243.4	278.2	313.3	344.1	Cash and Other Assets	292.9	297.5	317.2	313.3	315.3	324.6	334.6	344.1
195.6	148.3	167.4	176.5	208.3	Securities Lending Collateral	163.2	160.7	176.1	176.5	191.1	206.0	206.6	208.3

					Assets Under Custody / Administration
$15,183.2	$12,705.5	$14,362.6	$15,640.1	$17,418.4	Asset Servicing	$15,385.4	$15,470.8	$16,278.0	$15,640.1	$15,804.7	$16,864.9	$16,990.4	$17,418.4
1,065.6	898.5	1,042.3	1,147.9	1,297.7	Wealth Management	1,087.1	1,096.6	1,145.0	1,147.9	1,119.3	1,203.4	1,257.2	1,297.7
$16,248.8	$13,604.0	$15,404.9	$16,788.0	$18,716.1	Total Assets Under Custody / Administration	$16,472.5	$16,567.4	$17,423.0	$16,788.0	$16,924.0	$18,068.3	$18,247.6	$18,716.1
					Assets Under Custody
$11,554.8	$9,712.3	$10,882.0	$12,214.0	$13,604.8	Asset Servicing	$11,723.1	$11,955.5	$12,662.1	$12,214.0	$12,163.6	$13,056.5	$13,195.0	$13,604.8
					Asset allocation:
5,404.3	4,312.8	5,028.9	5,938.6	6,582.0	Equities	5,511.4	5,711.7	6,098.1	5,938.6	5,832.8	6,420.1	6,402.7	6,582.0
3,997.5	3,252.1	3,600.4	3,742.1	4,271.9	Fixed Income Securities	3,665.8	3,662.0	3,887.3	3,742.1	3,868.6	4,053.4	4,140.8	4,271.9
1,957.4	1,999.1	2,085.3	2,357.1	2,543.1	Cash and Other Assets	2,382.8	2,421.2	2,500.7	2,357.1	2,271.5	2,377.6	2,445.4	2,543.1
195.6	148.3	167.4	176.2	207.8	Securities Lending Collateral	163.1	160.6	176.0	176.2	190.7	205.4	206.1	207.8

$1,057.5	$892.3	$1,034.5	$1,135.2	$1,284.3	Wealth Management	$1,081.0	$1,085.9	$1,132.7	$1,135.2	$1,105.9	$1,187.2	$1,244.1	$1,284.3
					Asset allocation:
644.8	497.9	623.6	700.4	777.0	Equities	661.1	669.3	701.4	700.4	669.0	736.7	763.8	777.0
142.1	134.0	136.7	142.8	163.9	Fixed Income Securities	138.4	139.2	144.4	142.8	147.1	149.6	157.1	163.9
270.6	260.4	274.2	291.7	342.9	Cash and Other Assets	281.4	277.3	286.8	291.7	289.4	300.3	322.7	342.9
—	—	—	0.3	0.5	Securities Lending Collateral	0.1	0.1	0.1	0.3	0.4	0.6	0.5	0.5
$12,612.3	$10,604.6	$11,916.5	$13,349.2	$14,889.1	Total Assets Under Custody	$12,804.1	$13,041.4	$13,794.8	$13,349.2	$13,269.5	$14,243.7	$14,439.1	$14,889.1
					Asset allocation:
$6,049.1	$4,810.7	$5,652.5	$6,639.0	$7,359.0	Equities	$6,172.5	$6,381.0	$6,799.5	$6,639.0	$6,501.8	$7,156.8	$7,166.5	$7,359.0
4,139.6	3,386.1	3,737.1	3,884.9	4,435.8	Fixed Income Securities	3,804.2	3,801.2	4,031.7	3,884.9	4,015.7	4,203.0	4,297.9	4,435.8
2,228.0	2,259.5	2,359.5	2,648.8	2,886.0	Cash and Other Assets	2,664.2	2,698.5	2,787.5	2,648.8	2,560.9	2,677.9	2,768.1	2,886.0
195.6	148.3	167.4	176.5	208.3	Securities Lending Collateral	163.2	160.7	176.1	176.5	191.1	206.0	206.6	208.3

					Memo
$144.9	$119.9	$144.3	$170.2	$194.4	WM Global Family Office AUM	$152.4	$152.7	$161.8	$170.2	$169.7	$176.1	$186.1	$194.4
742.6	614.9	728.0	802.4	908.2	WM Global Family Office AUC	762.1	768.1	798.0	802.4	779.2	836.7	875.8	908.2

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
($ in Millions)

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial measures presented on an FTE basis.

						2024				2025
2021	2022	2023	2024	2025		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$1,406.5	$2,877.7	$7,325.0	$9,762.3	$8,624.6	Interest Income - GAAP	$2,445.6	$2,506.5	$2,530.2	$2,280.0	$2,140.9	$2,212.8	$2,144.3	$2,126.6
35.6	45.6	57.5	31.8	28.5	Add: FTE Adjustment	7.3	6.9	7.1	10.5	5.6	4.7	5.5	12.7
1,442.1	2,923.3	7,382.5	9,794.1	8,653.1	Interest Income (FTE) - Non-GAAP	2,452.9	2,513.4	2,537.3	2,290.5	2,146.5	2,217.5	2,149.8	2,139.3

1,382.7	1,887.2	1,982.0	2,177.1	2,411.0	Net Interest Income - GAAP	528.1	522.9	562.3	563.8	568.1	610.5	590.8	641.6
35.6	45.6	57.5	31.8	28.5	Add: FTE Adjustment	7.3	6.9	7.1	10.5	5.6	4.7	5.5	12.7
1,418.3	1,932.8	2,039.5	2,208.9	2,439.5	Net Interest Income (FTE) - Non-GAAP	535.4	529.8	569.4	574.3	573.7	615.2	596.3	654.3

6,464.5	6,761.2	6,773.5	8,290.4	8,086.4	Total Revenue - GAAP	1,646.8	2,715.5	1,968.5	1,959.6	1,940.0	1,997.9	2,025.4	2,123.1
35.6	45.6	57.5	31.8	28.5	Add: FTE Adjustment	7.3	6.9	7.1	10.5	5.6	4.7	5.5	12.7
6,500.1	6,806.8	6,831.0	8,322.2	8,114.9	Total Revenue (FTE) - Non-GAAP	1,654.1	2,722.4	1,975.6	1,970.1	1,945.6	2,002.6	2,030.9	2,135.8

2,010.1	1,766.3	1,464.8	2,659.5	2,339.5	Income before Income Taxes - GAAP	290.6	1,173.6	601.1	594.2	521.4	564.8	619.5	633.8
35.6	45.6	57.5	31.8	28.5	Add: FTE Adjustment	7.3	6.9	7.1	10.5	5.6	4.7	5.5	12.7
2,045.7	1,811.9	1,522.3	2,691.3	2,368.0	Income before Income Taxes (FTE) - Non-GAAP	297.9	1,180.5	608.2	604.7	527.0	569.5	625.0	646.5

464.8	430.3	357.5	628.4	602.6	Provision for Income Taxes - GAAP	75.9	277.5	136.2	138.8	129.4	143.5	161.9	167.8
35.6	45.6	57.5	31.8	28.5	Add: FTE Adjustment	7.3	6.9	7.1	10.5	5.6	4.7	5.5	12.7
500.4	475.9	415.0	660.2	631.1	Provision for Income Taxes (FTE) - Non-GAAP	83.2	284.4	143.3	149.3	135.0	148.2	167.4	180.5

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
RATIOS

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

	Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial ratios presented on an FTE basis.

							2024				2025
	2021	2022	2023	2024	2025		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

	31.1%	26.1%	21.6%	32.1%	28.9%	Profit Margin (pre-tax) - GAAP (1)	17.6%	43.2%	30.5%	30.3%	26.9%	28.3%	30.6%	29.9%
	31.5%	26.6%	22.3%	32.3%	29.2%	Profit Margin (pre-tax) (FTE) - Non-GAAP (1)	18.0%	43.4%	30.8%	30.7%	27.1%	28.4%	30.8%	30.3%

	23.9%	19.8%	16.3%	24.5%	21.5%	Profit Margin (after-tax) - GAAP (2)	13.0%	33.0%	23.6%	23.2%	20.2%	21.1%	22.6%	22.0%
	23.8%	19.6%	16.2%	24.4%	21.4%	Profit Margin (after-tax) (FTE) - Non-GAAP (2)	13.0%	32.9%	23.5%	23.1%	20.1%	21.0%	22.5%	21.8%

	23.1%	24.4%	24.4%	23.6%	25.8%	Effective Tax Rate - GAAP (3)	26.1%	23.6%	22.7%	23.4%	24.8%	25.4%	26.1%	26.5%
	24.5%	26.3%	27.3%	24.5%	26.6%	Effective Tax Rate (FTE) - Non-GAAP (3)	27.9%	24.1%	23.5%	24.7%	25.6%	26.0%	26.8%	27.9%

	78.6%	72.1%	70.7%	73.7%	70.2%	Noninterest Income to Total Revenue - GAAP (4)	67.9%	80.7%	71.4%	71.2%	70.7%	69.4%	70.8%	69.8%
	78.2%	71.6%	70.1%	73.5%	69.9%	Noninterest Income to Total Revenue (FTE) - Non-GAAP (4)	67.6%	80.5%	71.2%	70.8%	70.5%	69.3%	70.6%	69.4%

	67.5%	65.6%	64.4%	57.0%	62.1%	Trust Fees to Total Revenue - GAAP (5)	69.4%	42.9%	60.8%	62.4%	62.6%	61.6%	62.5%	61.6%
	67.1%	65.1%	63.9%	56.8%	61.8%	Trust Fees to Total Revenue (FTE) - Non-GAAP (5)	69.1%	42.8%	60.6%	62.0%	62.4%	61.5%	62.3%	61.2%

	0.96%	1.15%	0.69%	0.54%	0.85%	Net Interest Spread - GAAP (6)	0.49%	0.47%	0.54%	0.69%	0.78%	0.85%	0.85%	0.94%
	0.98%	1.19%	0.73%	0.57%	0.87%	Net Interest Spread (FTE) - Non-GAAP (6)	0.51%	0.49%	0.56%	0.72%	0.80%	0.86%	0.86%	0.97%

	0.96%	1.36%	1.52%	1.62%	1.70%	Net Interest Margin - GAAP (7)	1.59%	1.55%	1.66%	1.68%	1.67%	1.68%	1.68%	1.78%
	0.99%	1.39%	1.56%	1.64%	1.72%	Net Interest Margin (FTE) - Non-GAAP (7)	1.61%	1.57%	1.68%	1.71%	1.69%	1.69%	1.70%	1.81%

(1)	Profit margin (pre-tax) is calculated by dividing income before income taxes by total revenue. Profit margin (pre-tax) on an FTE basis is calculated by dividing income before income taxes on an FTE basis by total revenue on an FTE basis.
(2)	Profit margin (after-tax) is calculated by dividing net income by total revenue. Profit margin (after-tax) on an FTE basis is calculated by dividing net income by total revenue on an FTE basis.
(3)	Effective tax rate is calculated by dividing the provision for income taxes by income before income taxes. Effective tax rate on an FTE basis is calculated by dividing the provision for income taxes on an FTE basis by income before income taxes on an FTE basis.
(4)	Noninterest income to total revenue is calculated by dividing noninterest income by total revenue. Noninterest income to total revenue on an FTE basis is calculated by dividing noninterest income by total revenue on an FTE basis.
(5)	Trust fees to total revenue is calculated by dividing total trust, investment and other servicing fees by total revenue. Trust fees to total revenue on an FTE basis is calculated by dividing total trust, investment and other servicing fees by total revenue on an FTE basis.
(6)	Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds). Net interest spread on an FTE basis is calculated as the difference between the interest rate earned (annualized interest income on an FTE basis divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).
(7)	Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest margin on an FTE basis is calculated by dividing annualized net interest income on an FTE basis by average interest-earning assets.